March 2010

What's New
H. Fairfax Ayres, Managing Director.

Let me start by welcoming a batch of new charities to our Approved Charities List.  We are very excited that such great new charities have decided to get on board so they can benefit from the power of "sustainable giving".  Among these non-profits are Becker College, The Belmont Hill School, Boston University, The Bostonian Society, the Dream House for Medically Fragile Children, University of Pittsburgh and more. Most of these charities will be receiving their first donation checks as part of the March 2010 payments.  We look forward to sending checks to these charities for years to come.

You may notice a new theme among the newest additions to our Approved Charities list: Education. While we have focused our efforts during the first year of business on ‘traditional’ charities, we have begun broadening our scope to include this family of non-profits that are well positioned to benefit from the power of Sustainable Giving. In January, we exhibited at the Council for the Advancement and Support of Education (CASE) District 1 Conference in Boston. It offered us the opportunity to speak with lots of people in the education fundraising market place. As you can see from the list above, schools are starting to become a meaningful part of our business. Is your school on the Approved Charities List? If not, e-mail us at Charities@DavlinFoundation.org and we will give them a call.

We will also be exhibiting at The 47th AFP International Conference on Fundraising in Baltimore, MD, April 11th through the 13th. For all of those planning to attend, please stop by booth #935 and say hello. We would enjoy hearing about your charity and the work that you are doing. If you would like a complementary one day pass, just e-mail me at fayres@davlinfund.org. Please make sure to tell me which day you prefer to attend, and give me an address where I can mail your pass.

We received some nice press in the Boston Business Journal at the close of 2009. If you did not get a chance to read it, please take a moment to link to it through our Interesting Perspectives section below. You will get the chance to learn a little about our founder, Bill Davlin. And as always, please visit our website to learn more about what we are doing to add a powerful new fundraising tool to the development and planned giving programs of non-profits like yours.

Thank you.

H. Fairfax Ayres
Managing Director

Stock Market Update
Q & A with William E. B. Davlin, President & Portfolio Manager

Q - How did the fund and its investment style hold up in 2009?

Overall, I would say quite well.  As we discussed in our last quarterly letter, we expect our "Quality Value" investment style to out perform in a down market, but loose ground in a raging bull market.    In 2009, we
had a bear market till March 9th and then a raging bull market lasting till year end, with only a few pauses. Our fund performed as expected. This is important to us, because it illustrates to us that our risk management was consistent with our investment style. As with most raging bull markets, the lowest quality (read highest leveraged) stocks led this market from March 9th until year-end. Since these stocks do not fit our quality criteria, we don’t own them and thus under performed the bull market. However, since we out performed the bear segment of the year and got to invest money at the bottom, we out performed the market for the year. In the end, 2009 proved to be a perfect example of our investment focus on minimizing risk (through investing in quality value companies) while maximizing return.

Q – What are your expectations for the 2010 market?

We are entering a very interesting time. We have just come off a horrible two years of earnings decreases and overhead rationalization, so for most firms showing earnings growth will only take a flat to small increase in sales. For this reason, there are a lot of pundits that are raging bulls. On the other side, there are still areas of the economy where we still have a lot of downward pressure, like real estate (both residential & commercial), and consumer credit. By any calculation, it will take years for consumers to repair their balance sheet. We can also rest assured that Dubia and Greece will not be the last governments to face serious debt crises. Adding this all together, we feel that it gives us a market that is predisposed for a slow ramp up, but will be interrupted with significant bouts of emotion both bullish and bearish. The emotion will come in reaction to news surprises both good and bad from the critical areas mentioned above and result in higher volatility than we have currently. We think this higher level of volatility will give us the opportunity to invest in some great stocks at opportunistic prices. As such, we are optimistic about 2010, because we feel that this market plays well for our investment style. We don’t think that it will be an easy market, but we hope it will be a profitable one.

Q – How will this effect your portfolio management?

That is a good question. For the first time in my stock picking career, we are very focused on dividend paying stocks. We think that there is a reasonable chance that a large portion of the markets return will come from dividends as the market waits for the bad news to work its way through and balance sheets to improve. Dividends are also a good defense against potential down side surprises.

Q – How else will it effect your portfolio management?

As always, we are focused at companies with great balance sheets, but today we want to see a willingness of those companies to use their strong balance sheet in smart, strategic ways. A strong balance sheet is a great weapon in today’s economy, but only if you chose to use it. We believe that this is the correct time to use that weapon. In most cases the pay-off for such strategic moves will be two to four years away, but we are willing to wait given the right price.

Thank you.
William E. B. Davlin, President & Portfolio Manager

Charity Update
William E. B. Davlin, President & Portfolio Manager

I relish the times my job allows me to visit with, speak to, and get to know the people who run some of the great charities doing critical work to improve our world.  Most of the time, I find my relationship with these charities to be uplifting and full of hope.    But there are times that my relationship with a charity breaks my heart.  January 12, 2010 was one of those days.

On that sad day in January, Hands Together for Haiti suffered a devastating loss when the earthquake destroyed Port-au-Prince. Hands Together runs the only free public schools in Haiti, but that is hardly all. In addition to feeding, clothing and educating over 6,400 of Haiti’s poorest children, Hands Together provides medical and nutritional aid that extends well beyond their students. In most cases, Hands Together provides the only regular meals that these children receive. Hands Together also promotes sustainable development through building water wells and irrigation systems. This fantastic charity is run by two gentlemen that I have known for over 25 years, Father Tom Hagan & Doug Campbell. Like so many of the charities we work with, Hands Together’s successes have been a direct result of these two gentlemen’s selfless dedication to their work.

January 12th found Father Tom & Doug at their headquarters in Port-au-Price. While they made it out alive from the chaos, some of their staff and staff family members were not as lucky. Sadly, numerous students and their families were also killed. Since so many citizens have left the Port-au-Prince area in search of a more stable environment, Hands Together still does not know the extent of it losses. What they do know is that all seven school campuses and the headquarters have been severely damaged or destroyed. Father Tom and about 20 people live in a 100ft by 200ft plot of land where they park their trucks. They are living on the ground and in the buses and vehicles. There is no toilet or shower. They get only one meal each day and their drinking water is rationed. All support for the 6,400 children has stopped – and that means no regular meals for their students.

Father Tom now lives day-to-day as they slowly make plans to rebuild. Their focus is on clearing debris from an area on each campus and building make-shift walls for security. That will provide them an area to live with their equipment and food, and start again to offer some of the basic services to the children that need it most. Now is when they need our help. So, please take a moment and learn more by clicking through the link at the bottom of the page. We hope that you will make a donation. It is amazing to know how far a small donation goes in this unbelievably poor country.  For example, under normal condition your donations can buy:

$25 – provides books & a uniform to a student
$50 – pays a kitchen worker’s monthly salary
$75 – pays a classroom teacher’s monthly salary
$100 – provides 500 students with a hot meal – that is $0.20 per meal!
$250 – provides cooking fuel for 25,000 meals
$500 – renovates a hut destroyed by natural disaster
$1,000 – purchases 5,000 saplings for reforestation efforts
$5,000 – digs a water well and installs a hand pump in a poor village

For those of you that have already made your donations, but still want to do more, we recommend our fund. Remember that we give 33.3% of the advisory fees and 100% of our profits to your favorite charity. So, if you have an IRA account that you have been thinking of rolling-over, now is that time to make it help Hands Together for Haiti. Remember that even a $25,000 IRA can generate upwards of $35,000 in donations, given the highlighted assumptions below. So please help now.

Please click through and learn more:
http://www.handstogether.org/

Thank you.
William E. B. Davlin, President & Portfolio Manager

Fund Performance through December 31, 2009

            One Year  History-To-Date*

DPF                    28.95%      8.13%

Russell 2000        27.17%    -8.16%

S&P500              26.46%    -9.69%

Fund effective date June 11, 2008
*Annualized

Interesting Perspectives

Picking Philanthropy
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A Plea for Less Guilt Inducing Philanthropy

Featured Charity
Hands Together for Haiti

"Hands Together builds and runs schools, orphanages, nutrition and feeding programs, medical clinics, and sustainable-development projects, with the goal of building a better life for the suffering people of Haiti."

Please take a moment and learn more about
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Hands Together for Haiti

For more information please visit our website, www.DavlinFunds.org
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Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost; and current performance may be lower or higher than the performance data quoted. As always, investors should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains these as well as other information about the Fund. Current performance data and prospectus may be obtained from www.DavlinFunds.org

[http://cts.vresp.com/c/?DavlinPhilanthropicF/168d84a892/TEST/873cd349cc]
or by calling 1-877-Davlin-8. Read the prospectus carefully before investing.

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